UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-07102

The Advisors’ Inner Circle Fund II

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

CT Corporation

101 Federal Street

Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: October 31, 2014

Date of reporting period: October 31, 2014

Item 1.	Reports to Stockholders.

The Advisors’ Inner Circle Fund II

Kopernik Global All-Cap Fund

Annual Report	October 31, 2014

Investment Advisor:

Kopernik Global Investors, LLC

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK GLOBAL
ALL-CAP FUND
OCTOBER 31, 2014

The Fund files its complete schedule of investments of Fund holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after period end. The Fund’s Form N-Q will be available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to fund securities, as well as information relating to how a Fund voted proxies relating to fund securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-855-887-4KGI; and (ii) on the SEC’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK GLOBAL
ALL-CAP FUND
OCTOBER 31, 2014 (Unaudited)

Dear Fellow Shareholders:

It has been quite a year! The Fund started exactly one year ago, on November 1, 2013. By October 31, 2014 it had grown to almost $1 billion. Thank you all for your support!

Kopernik Global Investors is designed to put investor interests first. We are committed to maintaining a manageable size of assets under management, employee investment in the funds, an employee owned firm, adherence to our time-tested, common sense investment process, independent thought in an increasingly group-think, high-correlation investment world, and a commitment to investing funds at a significant discount to our calculated risk-adjusted intrinsic value.

We employ the same philosophy and process that our CIO, David Iben, has evolved over his 33-year career. Philosophically, we view ourselves as owners of businesses. Our job is to appraise these businesses and take advantage at times when an inefficient, emotional marketplace offers securities at a price that is significantly different from our appraisal. One of the most common comments we receive from many of you is, “we’ve never seen anything like this portfolio! Most of our managers hold many of the same names; nobody holds these.” Our style isn’t for everyone. Fortunately, many of you have followed up with, “I really like it, or I really need this!” We are appreciative. This lower correlation with others is not a goal of ours. It is a reasonable expected outcome given the industry tendency to group-think, and fortunately has become a differentiating, value-add feature in some people’s eyes.

More specifically, we believe that we can add value to your portfolio by employing diligent, independent thought. Like our namesake, Kopernik (better known by his Latin name — Copernicus), we trust the results of our own analysis even when (especially when) it generates vastly different conclusions from those of the crowd and/or those taught by many academics. Similarly, we commonly question the data issued by governments, central bankers, and companies themselves. Risk management is an important area of distinction. We are concerned with limiting the risk of permanent loss of capital and purchasing power. We understand that bargains appear often because people focus on forms of risk that are not relevant to the investment portfolio. High tracking error, bad headlines or unpopular stocks/countries/regions/industries can present a degree of risk to a manager’s career, while often lowering the potential of permanent loss of capital (due to lower prices and higher margin of safety(1)). Similarly, Kopernik believes volatility, beta(2) and other measures of past price movements are not relevant to long-term investors’ assessment of risk. It can be indicative of potential risk to short-term speculators or to highly levered players, but can often present opportunity for true long-term investors.

(1)	Margin of safety is a principle of investing in which an investor only purchases securities when the market price is significantly below its intrinsic value.
(2)	Beta is a measure of the volatility, or systematic risk, of a security or a portfolio in comparison to the market as a whole. Beta is used in the capital asset pricing model (CAPM), a model that calculates the expected return of an asset based on its beta and expected market returns.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK GLOBAL
ALL-CAP FUND
OCTOBER 31, 2014 (Unaudited)

Value to us is a pre-requisite and thus we never pay more than a company’s estimated risk-adjusted intrinsic value. But, failing to think deeply and independently about what constitutes value and how best to derive it, can be harmful. Following in the footsteps of growth investors who had allowed themselves to become too formulaic or put in a box in the late 90s, some value investors were hurt by overly restrictive definitions of value in 2007 and 2008 (Price/Book and Price/Earnings, etc). We find it valuable to use many valuation metrics. Additionally, emphasis is placed on those metrics that are most appropriate to a certain industry. For example, asset heavy and/or cyclical companies often are tough to appraise using Price/Earnings or Price-to-Cash Flow. Price to book value, liquidation value, replacement value, land value, etc. usually prove helpful. These metrics often are not helpful for asset light companies, where Discounted Cash Flow scenario analysis is more useful. Applying these metrics across industries, countries, and regions helps illuminate mispricing. Looking at different industries through different lenses, through focused lenses, using industry appropriate metrics and qualitative factors is important. Barriers to entry are an important factor. Potential winners possess different key attributes. Supply and demand are extremely important detriments of margin sustainability. The investor herd has a strong tendency to use trend line analysis, assuming that past growth will lead to future growth. A more reasoned, independent assessment will often foretell margin collapses as industries overdo it, thereby sowing the seeds of their own self-destruction.

Currently, opportunities are being created when the establishment pays too little heed to supply growth. This fallacy extends to money. Many seem to believe that the Federal Reserve has succeeded in quintupling the supply of dollars without a loss of intrinsic value. That is impossible. Evidence of the loss of value is abundantly clear. Gold supply held by the U. S. Treasury has not increased. As economic theory would predict, the price of gold went up. Following 12 straight years of advance and apparently over-shooting, the price has since corrected 40%. The trend followers have their rulers out again, confusing a correction in a supply/demand induced uptrend with a new counter-trend. We view this as opportunity. At the same time, bonds are priced as if they were scarce rather than too abundant to be managed. It is no secret that this is due to open, market manipulation by the central banks. Intrinsic value must eventually be reflected in market prices.

These are abnormally challenging times. Fortunately, we believe markets aren’t fully efficient. There are attractive investment alternatives. We believe that the larger the opportunity set, the higher the likelihood of finding and capitalizing on mispricing. This is why Kopernik is dedicated to Global and All Cap investing. Equally important is our pledge to stay at a relatively small level of AUM. You can count on us continuing to think independently, and having the conviction to invest accordingly. We will not ‘hug’ benchmarks. We are diversified, holding over 50 names at all times and never having a large

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK GLOBAL
ALL-CAP FUND
OCTOBER 31, 2014 (Unaudited)

concentration (in absolute terms) in any one name, industry, sector, region, or country. All investments are made subsequent to in-depth, bottom up, fundamental analysis, team vetting, and formal CIO approval. We are 35 people strong. Our 10 research professionals are averaging more than 18 years of experience, and we have an exceptional depth and skills of trading and operations, averaging almost 16 years of experience and providing 24-hour global trading coverage. As employees/owners/investors, our interests are aligned with you, our clients. We are happy to be invested right along with you.

We are honored to serve you.

David B. Iben, CFA, Chief Investment Officer

Neda Yarich, Chief Administrative Officer

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK GLOBAL
ALL-CAP FUND
OCTOBER 31, 2014 (Unaudited)

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

Dear Fellow Shareholders:

What a year it has been! Our new fund started in November and immediately faced a market that was not conducive to our style of investing. Fortunately, spectacular January and February provided a welcome reprieve, April and May were tough, and June was wonderful. Starting mid-August, and continuing into September and October, was a very painful period of what looks like the capitulation phase of the mania. Time will tell. At any rate, our style of investing couldn’t have been more out of sync with the trend-seeking crowd. Over the twelve month period ended October 31, 2014, Kopernik Global All-Cap Fund Class A Shares returned -13.10%, compared to the MSCI ACWI Index, which returned +8.15% during the same period.

MARKET OVERVIEW

The markets become bipolar from time to time. They become overly enamored of certain themes and sectors while they develop disdain for others, and in turn price them accordingly. In the early 1970s, good performance seemingly required large holdings of the “Nifty Fifty” growth stocks. Post-1972, holding these same stocks proved disastrous. In the late 1990s, good performance required large holdings of tech, media, and telecom stocks. During the subsequent three years the NASDAQ fell 90%.

The current market has once again become extremely bifurcated. Let’s cover three examples. The most important is the relative performance of the U.S. versus the rest of the world. Though not apparent from the outset, this has turned out to be a powerful year for the U.S., with the S&P 500 punching through new highs, the dollar finishing strong against most major currencies, record M&A activity, and enough indicators of economic strength to merit the Federal Reserve winding down its historic quantitative easing program. In fact, the U.S. markets have performed well since the days when they were unloved, in early 2009. In recent years they have performed superbly relative to most other world markets. Year to date, the S&P 500 is up 12% while the Euro Stoxx is down nearly 6% in U.S. dollar terms. This has lured people into believing that the U.S. is “safe”.

Secondly, the market, a la 1999, loves a good story. No price is too high for a good story, be it a good stage 2 drug trial, a new tech idea, or an organic food offering. Simultaneously, no price is too low to dump a company endowed with tremendous real assets, but is lacking a story.

Thirdly, probably related to the story stocks above, companies selling products and services to the top 1% are priced dearly, while companies selling necessities to the hundreds of millions of people worldwide who have ascended into the consumer class are being given away. They will continue to consume electricity, phone service, gasoline, protein food, and hard money.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK GLOBAL
ALL-CAP FUND
OCTOBER 31, 2014 (Unaudited)

While these factors capture the gist of what mattered most over the year, other factors contributed as well. For example, still high on Modi-optimism, India remains one of the best performers in world markets year-to-date, but China, despite many early stumbles and much speculation regarding weakening growth, is also finishing the year strong. Conversely, Europe and Japan have struggled, and have recently turned on their own economic stimulus spigots, which has lifted Japan out of negative territory for the moment. The most challenging markets during the year were within Russia and Ukraine, as they remain embroiled in their months-long conflict. Both oil and gold saw high levels of volatility over the year. The former strengthened mid-year due to geopolitical turmoil in the Middle East, but shifts in supply and demand dynamics have significantly driven the price of oil down. A cyclically high level of faith in the competence of central bankers has led to a strengthening of the dollar and has diverted capital away from gold, which is now down over 10% for the year.

STRATEGY REVIEW

On a sector level, the Fund benefited over the past year in absolute and relative terms from investments in telecommunications and healthcare, and from avoiding many pitfalls by remaining out of the consumer discretionary space altogether. Geographically, the Fund being overweight in Italy and South Korea was particularly beneficial.

The largest detractor for the year was the Fund’s significant underweight of the U.S. market. Also important was the significant overweight to the mining industry. Through the first three quarters of the year, materials drove positive performance, but a weakening gold price throughout the fourth quarter negatively impacted gold mining operations. The Fund’s overweight positions in energy and industrials also detracted from performance. Large portions of the portfolio’s energy exposure are in U.S. and Chinese coal producers, Russian oil and gas companies, and Canadian uranium companies. Individual coal positions underperformed due to a combination of oversupply and Chinese clean energy regulations. Russian companies with strategic importance to the state, including the prominent oil, gas, and financial operations, have suffered enormously from the conflict with Ukraine and the resulting sanctions from the West. These situations have driven down stock prices, but have opened the way for long-term, comprehensive gas deals with China.

As prices have risen and fallen during the period, we have continually trimmed and added to positions, reinforcing our initial beliefs. The Fund’s exposure to Russian companies has increased considerably, as the market continued to provide significant discounts to entry. As a result, the Fund’s emerging market presence increased to the maximum 35% of the portfolio. Exposure to gold miners migrated from smaller cap companies toward larger cap companies following the large rally early in the year. Currently, some smaller caps are once again compelling. Finally, as a result of valuation driven opportunities in the energy and industrial sectors, we have increased our overall U.S. exposure.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK GLOBAL
ALL-CAP FUND
OCTOBER 31, 2014 (Unaudited)

Since its inception in November 2013, the Kopernik Global All-Cap Fund has amassed $943.8M in AUM. Despite difficult periods of performance volatility, we have never wavered from our disciplined investment process. Though this process has performed well through many market cycles, we acknowledge that a momentum-driven market environment, such as the one that has been in play for the last couple years, is unfavorable to our strategy. However, it does provide an amazing opportunity to invest in dramatically unloved sectors, and we have been taking full advantage. In 1999, following a period of similar performance, we concluded that the market was off-kilter. Fortunately this appraisal turned out not to be “sour grapes” on our part, but rather a signal that the market was about to enter a bear market and our style was about to pay large dividends. Here, in November of 2014, we’ve come to a similar conclusion. Time will tell whether this is a harbinger of good times to come for our strategy, or is simply “sour grapes.” We put forth the following data points: the U.S. was a great country in 1907, 1929, 1972, 1999, and 2007. In continues to be, but those years demonstrated that price is everything! Currently the U.S. stock market, is with a few exceptions, the most overvalued it has ever been relative to CAPE (cyclically adjusted earnings), sales, replacement value (Tobin’s Q(1)), book value, GDP, and to other markets. And now it has rocketed up to an astonishing 51% of the MSCI — All Country World Index, i.e. it is priced greater than all other countries put together! Reminds one of the market’s love affair with the Japanese market in 1989.

Materials and energy have much lower market prices than they did three months ago, yet they are intrinsically worth no less. While returns have been hurt by our holdings in uranium and other nuclear power related holdings, the fundamentals are compelling. Intrinsic value has continued to increase due to strong future demand for cheap fuel and supply constraints subsequent to the end of the 20 year “Megatons to Megawatts” program with the Russians. Coal stocks have been a serious drag, yet it continues to be the dominant form of electricity generation worldwide. The market’s expectation of an early demise are misplaced. Gold has been money for thousands of years. The amount of fiat currency that has been conjured out of thin air have added tremendously to the intrinsic worth of gold as money. The recent 40% correction of the gold’s long-term bull market versus the dollar (and all other fiat currencies) has provided a compelling buying opportunity. Certainly monetary and fiscal policy in most of the world’s countries could not be more constructive for gold. Better yet, the market price of the common stocks of the companies that own massive reserves of gold, have been unduly punished.

While utilities and transportation stocks have excelled in general, the markets have discarded some very attractive hydroelectric producers in the BRIC nations, and quality transportation franchises in Japan, the U.S., and in China. Agriculture, likewise, has

(1)	Tobin’s Q is the ratio of the market value of a firm’s assets (as measured by the market value of its outstanding stock and debt) to the replacement cost of the firm’s assets.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK GLOBAL
ALL-CAP FUND
OCTOBER 31, 2014 (Unaudited)

done well in some markets, yet quality corporate farmers controlling some of the world’s best topsoil, are at record low valuations. Some of the most dominant financial companies on the globe are being wholesaled due to the intensity of people’s hatred of Russia. Similarly, some of the world’s best petroleum companies sell at 80% discounts for the same reason.

We believe the Kopernik Global All-Cap Fund is well-positioned to excel for the very same reasons that it has struggled: manic markets create distortions and then they return toward equilibrium. The current distortions are extreme! While current extraordinary valuations are what excites us, it is also noteworthy that our portfolio is unique, with high active share that complements other active or passive mandates.

Sincerely,

David Iben

Chief Investment Officer and Portfolio Manager

Definition of Comparative Index

MSCI All Country World Index captures large and mid-cap representation across 23 Developed Markets and 23 Emerging Markets countries. With 2,449 constituents, the index covers approximately 85% of the global investable equity opportunity set.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK GLOBAL
ALL-CAP FUND
OCTOBER 31, 2014 (Unaudited)

Growth of a $10,000 Investment

Total Return for the Period Ended October 31, 2014*
Cumulative Inception to Date(1)
Class A Shares, with load**	-18.10%
Class A Shares, without load**	-13.10%
Class I Shares	-12.89%
MSCI All Country World Index	8.15%

*	Commenced operations on November 1, 2013.
**	Refers to the individual maximum sales charge of 5.75%.
(1)	If the Adviser had not limited certain expenses, the Fund’s total returns would have been lower.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative indices on page 7.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK GLOBAL
ALL-CAP FUND
OCTOBER 31, 2014

SECTOR WEIGHTINGS (Unaudited)†

†	Percentages based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 91.1%
	Shares	Value

ARGENTINA — 0.1%
Cresud ADR	136,771	$1,436,096

AUSTRALIA — 4.9%
Newcrest Mining, Ltd.	5,626,422	46,145,810

BRAZIL — 1.7%
BrasilAgro*	633,900	1,772,843
BrasilAgro ADR	47,223	134,586
Centrais Eletricas Brasileiras ADR	2,895,274	11,407,379
SLC Agricola	396,200	2,700,600

		16,015,408

CANADA — 19.5%
Banro Corp.*	4,576,000	649,625
Barrick Gold Corp.	473,092	5,615,602
Cameco Corp.	2,426,852	42,178,688
Centerra Gold, Inc.	4,118,355	16,078,046
Detour Gold Corp.*	339,790	1,989,809

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK GLOBAL
ALL-CAP FUND
OCTOBER 31, 2014

COMMON STOCK — continued

	Shares	Value

CANADA — continued
Dundee Bancorp, Inc.*	327,578	$4,644,600
Dundee Precious Metals, Inc.*	1,991,089	5,670,907
Eastern Platinum, Ltd.*	3,347,622	2,584,119
Gabriel Resources, Ltd.*	8,461,603	4,955,111
Ivanhoe Mines, Ltd., Cl A*	11,090,064	8,363,919
Kinross Gold Corp.*	8,683,108	18,668,682
Kirkland Lake Gold, Inc.*	544,055	1,689,537
Niko Resources, Ltd.*	4,003,432	1,101,161
Northern Dynasty Minerals*	4,824,257	1,854,444
Novagold Resources, Inc.*	5,417,720	13,381,768
Silver Standard Resources, Inc.*	204,840	895,151
Sprott, Inc.	5,320,805	11,424,824
Turquoise Hill Resources, Ltd.*	4,344,470	14,553,974
Uranium Participation Corp.*	6,245,465	28,039,620

		184,339,587

CHILE — 0.5%
Sociedad Quimica y Minera de Chile ADR	214,780	5,096,729

CHINA — 7.0%
China Mobile Ltd.	652,000	8,113,061
China Shenhua Energy Co., Ltd.	1,827,337	5,148,490
China Yurun Food Group, Ltd.*	52,225,000	22,357,659
Guangshen Railway Co., Ltd.	60,675,003	26,053,366
Nam Tai Property	404,144	2,230,875
NVC Lighting Holding Ltd. (A)	19,225,203	2,193,936

		66,097,387

FINLAND — 2.3%
UPM-Kymmene	1,356,177	21,447,579

FRANCE — 2.1%
Areva SA*	549,746	7,388,596

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK GLOBAL
ALL-CAP FUND
OCTOBER 31, 2014

COMMON STOCK — continued

	Shares	Value

FRANCE — continued
Electricite de France	408,181	$12,046,094

		19,434,690

HONG KONG — 0.7%
Guoco Group, Ltd.	430,000	5,284,101
Luks Group Vietnam Holdings Co., Ltd.	6,509,000	1,762,558

		7,046,659

ITALY — 2.0%
ERG	1,139,769	13,061,802
Telecom Italia	6,185,871	5,527,044

		18,588,846

JAPAN — 12.4%
Bit-isle, Inc.	1,921,000	8,072,219
Japan Digital Laboratory Co., Ltd.	201,500	3,514,253
Japan Steel Works, Ltd.	11,506,315	39,848,266
Kamigumi Co., Ltd.	529,000	5,006,250
Kurita Water Industries, Ltd.	480,800	10,320,132
Mitsubishi Corp.	513,600	9,892,487
Mitsui & Co., Ltd.	660,200	9,789,122
Organo Corp.	2,159,000	9,206,864
Sanshin Electronics Co., Ltd.	699,200	4,892,688
West Japan Railway Co.	352,100	16,597,993

		117,140,274

LEBANON — 0.3%
Solidere GDR* (B)	54,774	623,876
Solidere GDR*	173,981	1,931,189

		2,555,065

RUSSIA — 19.5%
Etalon Group GDR	1,503,111	4,625,072
Federal Grid Unified Energy System JSC*	20,655,268,670	25,740,596

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK GLOBAL
ALL-CAP FUND
OCTOBER 31, 2014

COMMON STOCK — continued

	Shares	Value

RUSSIA — continued
Federal Grid Unified Energy System JSC GDR (B)	7,379,666	$4,602,698
Gazprom OAO ADR	6,666,117	44,183,024
Lukoil OAO ADR	153,013	7,512,938
Mobile Telesystems*	1,317,722	7,812,535
Moscow Exchange MICEX OAO*	5,158,141	6,955,834
Protek*	3,903,505	3,267,272
RusHydro JSC ADR	18,629,354	31,036,504
Sberbank of Russia ADR	4,845,575	36,777,914
Yandex, Cl A*	396,784	11,355,958

		183,870,345

SINGAPORE — 1.7%
Golden Agri-Resources	40,375,000	16,342,337

SOUTH AFRICA — 0.8%
Impala Platinum Holdings	1,044,828	7,605,725

SOUTH KOREA — 1.3%
KT Corp.	154,267	4,734,552
KT Corp. ADR	471,995	7,235,683

		11,970,235

UKRAINE — 2.5%
Astarta Holding NV*	469,117	4,385,833
Kernel Holding*	1,052,130	8,275,145
MHP GDR	1,015,840	10,767,904
MHP GDR (B)	44,627	473,046

		23,901,928

UNITED STATES — 11.8%
Arch Coal Inc.	4,039,097	8,724,449
Layne Christensen Co.*	1,270,183	9,145,317
Newmont Mining Corp.	1,601,889	30,051,438

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK GLOBAL
ALL-CAP FUND
OCTOBER 31, 2014

COMMON STOCK — continued

	Shares/ Face Amount		Value

UNITED STATES — continued
Peabody Energy Corp.		1,931,274	$20,143,188
SkyWest, Inc.		3,000,011	34,560,127
Tsakos Energy Navigation, Ltd.*		1,235,926	8,367,219

			110,991,738

TOTAL COMMON STOCK (Cost $1,009,255,708)			860,026,438

EXCHANGE TRADED FUNDS — 4.3%
Global X Silver Miners ETF		533,454	4,619,712
Global X Uranium ETF		540,000	6,210,000
Market Vectors Coal ETF		274,000	4,575,800
Market Vectors Gold Miners ETF		1,306,307	22,481,543
Market Vectors Junior Gold Miners ETF		111,200	2,721,064

TOTAL EXCHANGE TRADED FUNDS (Cost $45,677,708)			40,608,119

PREFERRED STOCK — 2.3%
BRAZIL — 2.3%
Centrais Eletricas Brasileiras (Cost $24,426,167)		5,569,300	21,082,382

CONVERTIBLE BONDS — 1.0%
CANADA — 1.0%
Gabriel Resources, Ltd. 8.000%, 06/30/19 (A)	CAD	11,758,000	9,193,680

INDIA — 0.0%
REI Agro, Ltd. 5.500%, 11/13/14 (A) (B) (C)		$723,000	397,650

TOTAL CONVERTIBLE BONDS (Cost $11,558,420)			9,591,330

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK GLOBAL
ALL-CAP FUND
OCTOBER 31, 2014

WARRANTS — 0.1%

	Number of Warrants/ Number of Rights/ Shares	Value

CANADA — 0.1%
Gabriel Resources, Ltd., Expires 06/30/19* (A) (Cost $—)	4,679,684	$747,388

RIGHTS — 0.0%
CANADA — 0.0%
Gabriel Resources, Ltd., Expires 06/30/19* (A) (Cost $—)	11,758	—

SHORT-TERM INVESTMENT (D) — 1.2%
SEI Daily Income Trust, Government Fund, 0.020% (Cost $11,324,964)	11,324,964	11,324,964

TOTAL INVESTMENTS — 100.0% (Cost $1,102,242,967)		943,380,621
Other Assets and Liabilities, Net — 0.0%		423,426

NET ASSETS — 100.0%		$943,804,047

*	Non-income producing security.
(A)	Security is fair valued using methods determined in good faith by the Fair Value Committee of the Board of Trustees. The total value of such securities as of October 31, 2014, was $12,532,654 and represented 1.3% of net assets.
(B)	Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” These securities have been determined to be liquid under guidelines established by the Board of Trustees.
(C)	Security in default on interest payments.
(D)	The rate reported is the 7-day effective yield as of October 31, 2014.
ADR —	American Depositary Receipt
CAD —	Canadian Dollar
Cl —	Class
ETF —	Exchange Traded Fund
GDR —	Global Depositary Receipt
Ltd. —	Limited

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK GLOBAL
ALL-CAP FUND
OCTOBER 31, 2014

The list of inputs used to value the Fund’s net assets as of October 31, 2014 is as follows:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock
Argentina	$1,436,096	$—	$—	$1,436,096
Australia	46,145,810	—	—	46,145,810
Brazil	16,015,408	—	—	16,015,408
Canada	184,339,587	—	—	184,339,587
Chile	5,096,729	—	—	5,096,729
China	63,903,451	—	2,193,936	66,097,387
Finland	21,447,579	—	—	21,447,579
France	19,434,690	—	—	19,434,690
Hong Kong	7,046,659	—	—	7,046,659
Italy	18,588,846	—	—	18,588,846
Japan	117,140,274	—	—	117,140,274
Lebanon	2,555,065	—	—	2,555,065
Russia	183,870,345	—	—	183,870,345
Singapore	16,342,337	—	—	16,342,337
South Africa	7,605,725	—	—	7,605,725
South Korea	11,970,235	—	—	11,970,235
Ukraine	23,901,928	—	—	23,901,928
United States	110,991,738	—	—	110,991,738

Total Common Stock	857,832,502	—	2,193,936	860,026,438
Exchange Traded Funds	40,608,119	—	—	40,608,119
Preferred Stock	21,082,382	—	—	21,082,382
Convertible Bonds	—	—	9,591,330	9,591,330
Warrants	—	—	747,388	747,388
Rights	—	—	—	—
Short-Term Investment	11,324,964	—	—	11,324,964

Total Investments in Securities	$930,847,967	$—	$12,532,654	$943,380,621

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK GLOBAL
ALL-CAP FUND
OCTOBER 31, 2014

The following is a reconciliation of the investments in which significant unobservable inputs (Level 3) were used in determining value:

	Common Stock	Convertible Bond	Warrants	Rights
Beginning Balance as of November 1, 2013	$—	$—	$—	$—
Accrued discounts/premiums	—	—	—	—
Realized gain/(loss)	—	—	—	—
Change in appreciation/(depreciation)	—	(1,967,089)	747,388	—
Purchases	—	11,382,497	—	—
Sales	—	—	—	—
Amortization sold	—	175,922	—	—
Transfer into Level 3	2,193,936	—	—	—
Transfer out of Level 3	—	—	—	—

Ending balance as of October 31, 2014	$2,193,936	$9,591,330	$747,388	$—

Change in unrealized gains/(losses) included in earnings related to securities still held at reporting date	$—	$(1,967,089)	$747,388	$—

Amounts designated as “—” are either $0 or have been rounded to $0.

For the period ended October 31, 2014, there have been no transfers between Level 1 and Level 2 or Level 2 and Level 3 assets and liabilities. For the year ended October 31, 2014, there were transfers between Level 1 and Level 3 assets and liabilities due to changes in the availability of observable inputs used to determine fair value. All transfers, if any, are recognized by the Fund at the end of each year.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK GLOBAL
ALL-CAP FUND
OCTOBER 31, 2014

STATEMENT OF ASSETS AND LIABILITIES

Assets:
Investments, at Value (Cost $1,102,242,967)	$943,380,621
Receivable for Investment Securities Sold	13,092,829
Receivable for Capital Shares Sold	5,497,808
Dividend and Interest Receivable	925,679
Reclaim Receivable	193,791
Prepaid Expenses	29,308

Total Assets	963,120,036

Liabilities:
Payable for Investment Securities Purchased	13,154,072
Payable for Capital Shares Redeemed	4,982,281
Payable due to Adviser	557,660
Payable due to Administrator	68,253
Distribution Fees Payable (Class A Shares)	39,826
Payable due to Trustees	2,602
Chief Compliance Officer Fees Payable	2,456
Other Accrued Expenses and Other Payables	508,839

Total Liabilities	19,315,989

Net Assets	$943,804,047

Net Assets Consist of:
Paid-in Capital	$1,106,012,623
Undistributed Net Investment Income	3,904,372
Accumulated Net Realized Loss on Investments, Foreign Currency and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	(7,214,473)
Net Unrealized Depreciation on Investments	(158,862,346)
Net Unrealized Depreciation on Foreign Currency and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	(36,129)

Net Assets	$943,804,047

Class A Shares:
Net Assets	$183,316,907
Outstanding Shares of beneficial interest (unlimited authorization — no par value)	21,095,229
Net Asset Value Per Share*	$8.69

Maximum Offering Price Per Shares ($8.69/94.25%)	$9.22

Class I Shares:
Net Assets	$760,487,140
Outstanding Shares of beneficial interest (unlimited authorization — no par value)	87,304,506
Net Asset Value Offering and Redemption Price, Per Share	$8.71

*	Class A Shares are subject to a maximum contingent deferred sales charge of 0.75% if shares are redeemed within 18 months of purchase.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK GLOBAL
ALL-CAP FUND
FOR THE PERIOD ENDED
OCTOBER 31, 2014*

STATEMENT OF OPERATIONS

Investment Income:
Dividends	$11,696,774
Interest	192,201
Less: Foreign Taxes Withheld	(1,381,517)

Total Investment Income	10,507,458

Expenses:
Investment Advisory Fees	5,155,018
Administration Fees	485,372
Distribution Fees (Class A Shares)	314,684
Chief Compliance Officer Fees	8,500
Trustees’ Fees	9,500
Custodian Fees	459,029
Registration and Filing Fees	120,641
Transfer Agent Fees	79,592
Offering Costs (See Note 2)	75,857
Legal Fees	56,000
Printing Fees	25,000
Audit Fees	23,000
Other Expenses	14,032

Total Expenses	6,826,225

Less:
Investment Advisory Fee Waiver	(210,675)
Fees Paid Indirectly — Note 4	(164)

Net Expenses	6,615,386

Net Investment Income	3,892,072

Net Realized Loss on:
Investments	(6,851,110)
Foreign Currency Transactions	(327,890)

Net Realized Loss	(7,179,000)

Net Change in Unrealized Appreciation (Depreciation) on:
Investments	(158,862,346)
Foreign Currency Transactions	(36,129)

Net Change in Unrealized Depreciation	(158,898,475)

Net Realized and Unrealized Loss on Investments and Foreign Currency Transactions	(166,077,475)

Net Decrease in Net Assets Resulting from Operations	$(162,185,403)

*	Commenced operations on November 1, 2013.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK GLOBAL
ALL-CAP FUND

STATEMENT OF CHANGES IN NET ASSETS
Period Ended October 31, 2014*

Operations:
Net Investment Income	$3,892,072
Net Realized Loss on Investments and Foreign Currency Transactions	(7,179,000)
Net Change in Unrealized Depreciation on Investments and Foreign Currency Transactions	(158,898,475)

Net Decrease in Net Assets Resulting From Operations	(162,185,403)

Dividends and Distributions:
Dividends from Net Investment Income
Class A Shares	—
Class I Shares	(23,173)

Total Dividends	(23,173)

Capital Share Transactions(1):
Class A Shares
Issued	291,388,404
Redeemed	(74,907,539)

Net Class A Share Transaction	216,480,865

Class I Shares
Issued	1,006,651,025
Reinvestment of Distributions	23,173
Redeemed	(117,142,440)

Net Class I Share Transaction	889,531,758

Net Increase in Net Assets From Capital Share Transactions	1,106,012,623

Total Increase in Net Assets	943,804,047

Net Assets:
Beginning of Period	—

End of Period (including Undistributed Net Investment Income of $3,904,372)	$943,804,047

*	Commenced operations on November 1, 2013.

(1)	For share transactions, see Note 6 in the Notes to Financial Statements.

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK GLOBAL
ALL-CAP FUND

FINANCIAL HIGHLIGHTS
Selected Per Share Date & Ratios
For a Share Outstanding Throughout Each Period

	Class A Shares
	Period Ended October 31, 2014*
Net Asset Value, Beginning of Period	$10.00

Income (Loss) from Investment Operations:
Net Investment Income**	0.07
Net Realized and Unrealized Loss	(1.38)

Total from Investment Operations	(1.31)

Net Asset Value, End of Period	$8.69

Total Return†	(13.10)%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$183,317
Ratio of Expenses to Average Net Assets(1)	1.35	%††
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	1.38	%††
Ratio of Net Investment Income to Average Net Assets	0.68	%††
Portfolio Turnover Rate	42	%†††

*	Commenced operations November 1, 2013.

**	Per share calculations were performed using average shares for the period.

†	Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

††	Annualized.

†††	Portfolio turnover rate is for the period indicated and has not been annualized.

(1)	The ratio of expenses to average net assets excludes the effects of fees paid indirectly. If these expense offsets were included, the ratio would be equal to the ratio presented.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK GLOBAL
ALL-CAP FUND

FINANCIAL HIGHLIGHTS — concluded
Selected Per Share Date & Ratios
For a Share Outstanding Throughout Each Period

	Class I Shares
	Period Ended October 31, 2014*
Net Asset Value, Beginning of Period	$10.00

Income (Loss) from Investment Operations:
Net Investment Income**	0.07
Net Realized and Unrealized Loss	(1.36)

Total from Investment Operations	(1.29)

Dividends and Distributions:
Net Investment Income	(0.00	)^

Net Asset Value, End of Period	$8.71

Total Return†	(12.89)%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$760,487
Ratio of Expenses to Average Net Assets(1)	1.10	%††
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	1.13	%††
Ratio of Net Investment Income to Average Net Assets	0.68	%††
Portfolio Turnover Rate	42	%†††

*	Commenced operations November 1, 2013.

**	Per share calculations were performed using average shares for the period.

†	Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

††	Annualized.

†††	Portfolio turnover rate is for the period indicated and has not been annualized.

^	Amount represents less than $0.01 per share.

(1)	The ratio of expenses to average net assets excludes the effects of fees paid indirectly. If these expense offsets were included, the ratio would be equal to the ratio presented.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK GLOBAL
ALL-CAP FUND
OCTOBER 31, 2014

NOTES TO FINANCIAL STATEMENTS

1. Organization:

The Advisors’ Inner Circle Fund II (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 40 funds. The financial statements herein are those of the Kopernik Global All-Cap Fund (the “Fund”). The investment objective of the Fund is long-term growth of capital. The Fund is diversified and invests primarily (at least 80% of its net assets) in equity securities of companies located in at least three countries other than the U.S. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.

2. Significant Accounting Policies:

The following is a summary of the Significant Accounting Policies followed by the Fund.

Use of Estimates — The Fund is an investment company in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidance for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Values of debt securities are generally reported at the last sales price if the security is actively traded. If a debt security is not actively traded it is valued at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK GLOBAL
ALL-CAP FUND
OCTOBER 31, 2014

maturities of sixty days or less may be valued at their amortized cost, which approximates market value. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Fund’s Board of Trustees (the “Board”). The Fund’s Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of October 31, 2014, the total market value of securities in the Fund valued in accordance with fair value procedures was $12,532,654 or 1.3% of the Fund’s net assets.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which the Fund calculates their net asset values. The closing prices of such securities may no longer reflect their market value at the time the Fund calculates net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If Kopernik Global Investors, LLC (the “Adviser”), of the Fund becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates net asset value, it may request that a Committee meeting be called. In addition, SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, monitors price movements among certain selected indices, securities and/or baskets of securities that may be an indicator that the closing prices received earlier from foreign exchanges or markets may not reflect market value at the time the Fund calculates net asset value. If price movements in a monitored index or security exceed levels established by the

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK GLOBAL
ALL-CAP FUND
OCTOBER 31, 2014

Administrator, the Administrator notifies the Adviser for the Fund that such limits have been exceeded. In such event, the Adviser makes the determination whether a Committee meeting should be called based on the information provided.

The Fund uses Interactive Data Pricing and Reference Data, Inc. (“Interactive Data”) as a third party fair valuation vendor. Interactive Data provides a fair value for foreign securities in the Fund based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security) applied by Interactive Data in the event that there is a movement in the U.S. markets that exceeds a specific threshold established by the Committee. The Committee establishes a “confidence interval” which is used to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security is fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the Fund value their non-U.S. securities that exceed the applicable “confidence interval” based upon the fair values provided by Interactive Data. In such event, it is not necessary to hold a Committee meeting. In the event that the Adviser believes that the fair values provided by Interactive Data are not reliable, the Adviser contacts the Fund’s Administrator and may request that a meeting of the Committee be held.

If a local market in which the Fund own securities is closed for one or more days, the Fund shall value all securities held in that corresponding currency based on the fair value prices provided by Interactive Data using the predetermined confidence interval discussed above.

In accordance with U.S. GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK GLOBAL
ALL-CAP FUND
OCTOBER 31, 2014

•

Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board, etc.); and

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

The following table summarizes the quantitative inputs and assumptions used for items categorized as recurring Level 3 assets as of October 31, 2014. The disclosures below also include qualitative information on the sensitivity of the fair value measurements to changes in the significant unobservable inputs.

Assets	Fair Value (in Thousands) at October 31, 2014	Valuation Technique(s)	Unobservable Input	Range (Weighted Average)
Common Stock	$2,193,936	Market Quote	Liquidity discount	50%

Convertible Bonds	9,591,330	Market Quote	Broker Quote	N/A

Warrants	747,388	Market Quote	Broker Quote	N/A

The unobservable inputs used to determine fair value of recurring Level 3 assets may have similar or diverging impacts on valuation. Significant increases and decreases in these inputs in isolation and interrelationships between those inputs could result in significantly higher or lower fair value measurement.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK GLOBAL
ALL-CAP FUND
OCTOBER 31, 2014

For the period ended October 31, 2014, there have been no significant changes to the Fund’s fair valuation methodology.

Federal Income Taxes — It is the Fund’s intention to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provisions for Federal income taxes have been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current period. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the open tax year end, since inception), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the period ended October 31, 2014, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended October 31, 2014, the Fund did not incur any significant interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date. Costs used in determining realized gains and losses on the sale of investment securities are based on specific identification. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis from settlement date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Discounts and premiums on securities purchased are accreted and amortized using the scientific interest method, which approximates the effective interest method.

Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK GLOBAL
ALL-CAP FUND
OCTOBER 31, 2014

The Fund does not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the Statement of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.

Forward Foreign Currency Exchange Contracts — The Fund may enter into forward foreign currency exchange contracts to protect the value of securities held and related receivables and payables against changes in future foreign exchange rates. A forward currency contract is an agreement between two parties to buy and sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the current forward rate and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund recognize realized gains or losses when the contract is closed, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Any realized or unrealized gains/(loss) during the period are presented on the Statements of Operations. Risks may arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Risks may also arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the contracts at the date of default. There were no forward foreign currency contracts for the period ended October 31, 2014.

Expenses — Most expenses of the Trust can be directly attributed to a particular fund. Expenses which cannot be directly attributed to a particular fund are apportioned among the funds of the Trust based on the number of funds and/or relative net assets.

Classes — Class specific expenses are borne by that class of shares. Income, realized and unrealized gains (losses), and non-class specific expenses are allocated to the respective class on the basis of relative daily net assets.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK GLOBAL
ALL-CAP FUND
OCTOBER 31, 2014

Dividends and Distributions to Shareholders — The Fund distributes substantially all of its net investment income annually. Any net realized capital gains are distributed annually. All distributions are recorded on ex-dividend date.

Deferred Offering Costs — Offering costs, including costs of printing initial prospectus, legal and registration fees, are amortized over twelve-months from inception of the Fund. As of October 31, 2014, these costs were fully amortized.

3. Transactions with Affiliates:

Certain officers of the Trust are also officers of the Administrator and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

The services provided by the CCO and his staff are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

4. Administration, Distribution, Shareholder Servicing, Custodian and Transfer Agent Agreements:

The Fund and the Administrator are parties to an Administration Agreement under which the Administrator provides management and administration services for an annual fee equal to 0.10% of the first $250 million, 0.08% of the next $250 million, 0.07% of any amount above $500 million of the Fund’s average daily net assets.

There is a minimum annual rate of $100,000 for the Fund, plus $15,000 for each additional class of shares.

The Fund has adopted a distribution plan for Class A Shares that allows the Fund to pay for the sale and distribution of its shares, and for services provided to shareholders. Because these fees are paid out of the Fund’s assets continuously, over time, these fees will increase the cost of your investment. The annual distribution and service fees for Class A Shares of the Fund is 0.25% of the average daily net assets of the Fund’s Class A Shares.

Citibank, N.A. acts as custodian (the “Custodian”) for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK GLOBAL
ALL-CAP FUND
OCTOBER 31, 2014

During the period ended October 31, 2014, the Fund earned cash management credits of $164 which were used to offset transfer agent expenses. This amount is labeled “Fees Paid Indirectly” on the Statement of Operations.

5. Investment Advisory Agreement:

Under the terms of an investment advisory agreement, the Adviser provides investment advisory services to the Fund at a fee calculated at an annual rate of 0.90% of the Fund’s average daily net assets. The Adviser has contractually agreed to reduce its fees and/or reimburse expenses in order to keep total annual fund operating expenses after fee reductions and/or expense reimbursements (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses (collectively, “excluded expenses”)) from exceeding 1.35% of the Fund’s Class A Shares’ average daily net assets and 1.10% of the Fund’s Class I Shares’ average daily net assets until February 28, 2015 (the “Contractual Expense Limit”). If at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the Adviser may receive from the Fund the difference between the total annual fund operating expenses (not including excluded expenses) and the Contractual Expense Limit to recover all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which this agreement (or any other agreement) was in place. This agreement may be terminated: (i) by the Board, for any reason at any time, or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on February 28, 2015. As of October 31, 2014, fees which were previously waived by the Adviser that can be recaptured were $210,675, expiring in 2017.

6. Share Transactions:

Period Ended October 31, 2014*

Shares Transactions:
Class A Shares
Issued	28,989,729
Redeemed	(7,894,500)

Increase in Class A Shares	21,095,229

Class I Shares
Issued	99,993,020
Reinvestment of Distributions	2,355
Redeemed	(12,690,869)

Increase in Class I Shares	87,304,506

*	Commenced operations on November 1, 2013.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK GLOBAL
ALL-CAP FUND
OCTOBER 31, 2014

7. Investment Transactions:

For the period ended October 31, 2014, the Fund made purchases of $1,323,958,385 and sales of $226,893,787 in investment securities other than long-term U.S. Government and short-term securities. There were no purchases or sales of long term U.S. Government securities.

8. Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP.

As a result, net investment income (loss) and net realized gain or (loss) on investment transactions for a reporting period may differ significantly from distributions during the year. The book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or paid-in capital as appropriate, in the period that the difference arises.

Accordingly, the following permanent differences are primarily attributable to foreign exchange gain/loss and PFIC adjustment have been reclassified to (from) the following accounts:

Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain/Loss
$35,473	$(35,473)

These reclassifications have no impact on net assets or net asset value per share.

The tax character of dividends and distributions declared for the Fund during the period ended October 31, 2014 were as follows:

Ordinary Income
2014	$23,173

As of October 31, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	$5,487,138
Unrealized Depreciation	(167,695,714)

Total Accumulated Losses	$(162,208,576)

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK GLOBAL
ALL-CAP FUND
OCTOBER 31, 2014

For Federal income tax purposes the difference between Federal tax cost and book cost primarily relates to wash sales, which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years. The aggregate gross unrealized appreciation and depreciation for the investments held (excluding foreign currency) by the Fund at October 31, 2014, were as follows:

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Depreciation
$1,111,040,206	$12,112,620	$(179,772,205)	$(167,659,585)

9. Concentration of Risks:

The Fund invests in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the United States as a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned, as applicable.

10. Other:

At October 31, 2014, 53% of Class A Shares outstanding were held by two record shareholders and 68% of Class I Shares outstanding were held by two record shareholders each owning 10% or greater of the aggregate total shares outstanding. These shareholders were comprised of omnibus accounts that were held on behalf of multiple underlying shareholders.

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

11. Subsequent Events:

The Fund has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional adjustments were required to the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK GLOBAL
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OCTOBER 31, 2014

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of

The Advisors’ Inner Circle Fund II and the Shareholders of

Kopernik Global All-Cap Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Kopernik Global All-Cap Fund (one of the portfolios constituting The Advisors’ Inner Circle Fund II, hereafter referred to as the “Fund”) at October 31,2014, and the results of its operations, the changes in its net assets and the financial highlights for the period November 1, 2013 (commencement of operations) through October 31, 2014, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2014 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 24, 2014

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK GLOBAL
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OCTOBER 31, 2014

DISCLOSURE OF FUND EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for fund management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the next page illustrates your Fund’s costs in two ways:

• Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your ending starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

• Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expense Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK GLOBAL
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OCTOBER 31, 2014

Note: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 5/01/14	Ending Account Value 10/31/14	Annualized Expense Ratios	Expenses Paid During Period*
Actual Fund Return
Class A Shares	$1,000.00	$862.10	1.34%	$6.30
Class I Shares	1,000.00	862.40	1.10	5.16

Hypothetical 5% Return
Class A Shares	$1,000.00	$1,018.44	1.34%	$6.83
Class I Shares	1,000.00	1,019.67	1.10	5.59

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half period shown).

This page intentionally left blank.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK GLOBAL
ALL-CAP FUND
OCTOBER 31, 2014

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND II (Unaudited)

Set forth below are the names, age, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Board Members.” Messrs. Nesher and Doran are Trustees who may be deemed

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years
INTERESTED BOARD MEMBERS[3,4]
ROBERT NESHER 68 yrs. old	Chairman of the Board of Trustees (Since 1991)

SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. Vice Chairman of the Advisors’ Inner Circle Fund III and O’Connor EQUUS. President and Director of SEI Structured Credit Fund, LP. President and Chief Executive Officer of SEI Alpha Strategy Portfolios, LP, June 2007 to September 2013. President and Director of SEI Opportunity Fund, L.P. to 2010.

WILLIAM M. DORAN 1701 Market Street Philadelphia, PA 19103 74 yrs. old	Trustee (Since 1991)	Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor.
INDEPENDENT BOARD MEMBERS[4]
JOHN K. DARR 70 yrs. old	Trustee (Since 2008)	Retired. CEO, Office of Finance, Federal Home Loan Banks, from 1992 to 2007.
JOSEPH T. GRAUSE, JR. 62 yrs. old	Trustee (Since 2011)	Self-employed consultant since January 2012. Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., February 2010 to May 2011; Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., May 2007 to February 2010.
1	Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

2	Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.
3	Board Members oversee 40 funds in The Advisors’ Inner Circle Fund II.

4	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK GLOBAL
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OCTOBER 31, 2014

to be “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-855-887-4KGI. The following chart lists Trustees and Officers as of October 31, 2014.

Other Directorships Held by Board Member[5]

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds, The KP Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and The KP Funds. President and Director of SEI Structured Credit Fund, L.P. Director of SEI Global Master Fund PLC, SEI Global Assets Fund PLC, SEI Global Investments Fund PLC, SEI Investments — Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments — Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC and SEI Global Nominee Ltd.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010 and Director of the SEI Alpha Strategy Portfolio LP to 2013.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Advisors’ Inner Circle Fund III, Bishop Street Funds, O’Connor EQUUS, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and The KP Funds. Director of SEI Investments (Europe), Limited, SEI Investments — Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited, SEI Global Nominee Ltd. and SEI Investments — Unit Trust Management (UK) Limited. Director of the Distributor since 2003. Chairman of the Board of Trustees of The Advisors’ Inner Circle Fund III and O’Connor EQUUS since 2014.

Former Directorships: Director of the SEI Alpha Strategy Portfolio LP to 2013.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds and The KP Funds. Director, Federal Home Loan Bank of Pittsburgh. Director, Manna, Inc. (non-profit developer of affordable housing for ownership).

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds and The KP Funds. Director, The Korea Fund, Inc.

5	Directorships of Companies required to report to the securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 act.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK GLOBAL
ALL-CAP FUND
OCTOBER 31, 2014

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND II (Unaudited)

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years
INDEPENDENT BOARD MEMBERS[3] (continued)
MITCHELL A. JOHNSON 72 yrs. old	Trustee (Since 2005)	Retired. Private investor and self-employed consultant (strategic investments) since 1994.
BETTY L. KRIKORIAN 71 yrs. old	Trustee (Since 2005)	Vice President, Compliance, AARP Financial Inc. from 2008-2010. Self-Employed Legal and Financial Services Consultant since 2003.
BRUCE SPECA 58 yrs. old	Trustee (Since 2011)	Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), June 2010 to May 2011; Executive Vice President — Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), June 2003 to June 2010.
GEORGE J. SULLIVAN, JR. 71 yrs. old	Trustee Lead Independent Trustee (Since 1999)	Retired since January 2012. Self-employed Consultant, Newfound Consultants Inc. April 1997 to December 2011.
OFFICERS
MICHAEL BEATTIE 49 yrs. old	President (Since 2011)	Director of Client Service at SEI from 2004 to 2011. Vice President at SEI from 2009 to November 2011.
RAMI ABDEL-RAHMAN 40 yrs. old	Treasurer, Controller and Chief Financial Officer (since 2014)	Director, SEI Investments, Fund Accounting since June 2014. Fund Accounting Director, BNY Mellon from 2006 to 2014.

1	Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

2	Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

3	Board Members oversee 40 funds in The Advisors’ Inner Circle Fund II.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK GLOBAL
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OCTOBER 31, 2014

Other Directorships Held by Board Members[4]

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, The KP Funds, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and The KP Funds. Director, Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997.

Former Directorships: Director of the SEI Alpha Strategy Portfolio LP to 2013.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds and The KP Funds.
Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds and The KP Funds.

Current Directorships: Trustee/ Director of State Street Navigator Securities Lending Trust, The Advisors’ Inner Circle Fund, Bishop Street Funds, SEI Structured Credit Fund, LP, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and The KP Funds; Member of the independent review committee for SEI’s Canadian-registered mutual funds.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010, Director of the SEI Alpha Strategy Portfolio LP to 2013.

None.
None.

4	Directorships of Companies required to report to the securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 act.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK GLOBAL
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OCTOBER 31, 2014

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND II (Unaudited)

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years
OFFICERS[3](continued)

RUSSELL EMERY 51 yrs. old	Chief Compliance Officer (Since 2006)

Chief Compliance Officer of SEI Structured Credit Fund, LP since 2007. Chief Compliance Officer of SEI Opportunity Fund, L.P., SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, Daily Income Trust, SEI Liquid Asset Trust, Tax Exempt Trust, The Advisors’ Inner Circle Fund , The Advisors’ Inner Circle Fund II and Bishop Street Funds since 2006; Adviser Managed Trust since 2010, New Covenant Funds since 2012; SEI Insurance Products Trust and The KP Funds since 2013; The Advisors’ Inner Circle Fund III and O’Connor EQUUS since 2014.

DIANNE M. DESCOTEAUX 37 yrs. old	Vice President and Secretary (Since 2011)	Counsel at SEI Investments since 2010. Associate at Morgan, Lewis & Bockius LLP from 2006 to 2010.
JOHN Y. KIM 33 yrs. old	Vice President and Secretary (Since 2014)	Attorney, SEI Investments Company (2014-present). Associate, Stradley Ronon Stevens & Young, LLP (2009-2014)
EDWARD McCUSKER 30 yrs. old	Privacy Officer (Since 2013) AML Officer (Since 2013)	SEI’s Private Banking 2008-2010. AML SEI Private Trust Company 2010-2011. AML Manager of SEI Investments 2011-2013. AML and Privacy Officer 2013.
JOHN MUNCH 43 yrs. old	Vice President and Assistant Secretary (since 2012)	Attorney at SEI Investments Company since 2001.
LISA WHITTAKER 36 yrs. old	Vice President and Assistant Secretary (since 2013)	Attorney, SEI Investments Company (2012-present). Associate Counsel, The Glenmede Trust Company (2011-2012).Associate, Drinker Biddle & Reath LLP (2006-2011).

1	Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

2	Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

3	Board Members oversee 40 funds in The Advisors’ Inner Circle Fund II.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK GLOBAL
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OCTOBER 31, 2014

Other

Directorships

Held by

Officer

None.

None.

None.

None.

None.

None.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK GLOBAL
ALL-CAP FUND
OCTOBER 31, 2014

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders that do not have an October 31, 2014, tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2014, tax year end, please consult your tax advisor as to the pertinence of this notice. For the period ended October 31, 2014, the Fund is designating the following items with regard to distributions paid during the year.

Long Term Capital Gain Distribution	Ordinary Income Distributions	Total Distributions	Dividends Qualifying for Corporate Dividend Receivable Deduction(1)	Qualifying Dividend Income(2)	U.S. Government Interest(3)	Interest Related Dividends(4)	Qualified Short-Term Capital Gain(5)	Foreign Tax Credit(6)
0.00%	100.00%	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%	98.32%

(1)	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and are reflected as a percentage of ordinary Income distributions (the total of short term capital gain and net investment income distributions).
(2)	The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Relief Reconciliation Act of 2003 and its reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions). It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.
(3)	“U.S. Government Interest represents the amount of interest that was derived from U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short term capital gain and net investment income distributions).
(4)	The percentage in this column represents the amount of “Interest Related Dividend” is reflected as a percentage of ordinary income distribution. Interest related dividends is exempted from U.S. withholding tax when paid to foreign investors.
(5)	The percentage of this column represents the amount of “Short Term Capital Gain Dividend” is reflected as a percentage of short term capital gain distribution withholding tax when paid to foreign investors.
(6)	The percentage in this column represents the amount of “Qualifying Foreign Taxes” as a percentage of ordinary distributions during the fiscal year ended October 31, 2014. The Fund intends to pass through a Foreign Tax Credit to shareholders for fiscal year ended 2014. The total amount of foreign source income is $11,278,261. The total amount of foreign tax paid is $1,354,878. Your allocable share of the foreign tax credit will be reported on form 1099-DIV.

The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2014. Complete information will be computed and reported in conjunction with your 2014 Form 1099-DIV.

Kopernik Global All-Cap Fund

P.O. Box 219009

Kansas City, MO 64121-9009

855-887-4KGI

Adviser:

Kopernik Global Investors, LLC.

Two Harbour Place

302 Knights Run Avenue, Suite 1225

Tampa, Florida 33602

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Fund described.

KGI-AR-001-0100

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial experts are John Darr and George Sullivan, and they are independent as defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) related to the Trust

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

		2014			2013
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees	$110,750	$0	$0	$43,000	$0	$0
(b)	Audit-Related Fees	$0	$0	$0	$0	$0	$0
(c)	Tax Fees	$0	$0	$200,000	$0	$0	$0
(d)	All Other Fees	$0	$0	$0	$0	$0	$0

(e)(1)

All requests or applications for services to be provided by the independent auditor shall be submitted to the Chief Financial Officer (“CFO”) of the Registrant and must include a detailed description of the services proposed to be rendered. The Registrant’s CFO will determine whether such services (1) require specific pre-approval, (2) are included within the list of services that have received the general pre-approval of the audit committee or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise.

Requests or applications to provide services that require specific pre-approval by the audit committee will be submitted to the audit committee by the CFO. The audit committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The audit committee has delegated specific pre-approval authority to either the audit committee chair or financial experts, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the audit committee at its next regularly scheduled meeting.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the audit committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (PwC):

	2014	2013
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $200,000 and $0 for 2014 and 2013, respectively.

(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved by the audit committee of Registrant’s Board of Trustees. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund II

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie, President

Date: January 6, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie, President

Date: January 6, 2015

By (Signature and Title)*	/s/ Rami Abdel-Rahman
Rami Abdel-Rahman,
Treasurer, Controller & CFO

Date: January 6, 2015

*	Print the name and title of each signing officer under his or her signature.